SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2005
TECHTEAM GLOBAL, INC.
— (Exact name of registrant as specified in its charter)

Delaware	0-16284	38-2774613

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

27335 West 11 Mile Road
Southfield, Michigan		48034

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number including area code: (248) 357-2866

(Former name or former address if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
     ☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events and Regulation FD Disclosure

On August 31, 2005, TechTeam Global, Inc. (“TechTeam”) posted its Corporate Presentation to its website, www.techteam.com.

William F. Coyro, Jr., TechTeam’s President and Chief Executive Officer, will be presenting the Corporate Presentation at the Roth Capital Partners 2005 New York Conference on Wednesday, September 7, 2005 from 12:00 to 12:30 p.m. ET. Dr. Coyro’s presentation will be simultaneously webcast and is accessible from the Company’s website at www.techteam.com/investors by clicking on the webcast icon.

A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(C) THE FOLLOWING EXHIBITS ARE INCLUDED WITH THE REPORT

Exhibit 99.1	TechTeam Global, Inc. Corporate Presentation dated August 31, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.

	By	/s/ Michael A. Sosin

Michael A. Sosin Secretary

Date: August 31, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	TechTeam Global, Inc. Corporate Presentation, dated August 31, 2005